Exhibit 99.2

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Q1 2015 Earnings Highlights May 5, 2015

Participants Joe Eazor Chief Executive Officer and President Louis Alterman Executive Vice President and Chief Financial Officer

Another strong financial performance More Adjusted EBITDA1 than any quarter in two years More Unlevered Free Cash Flow1 than any quarter since 2012 Increasing full year guidance Additional cash flow creates opportunity We reduced outstanding debt by $26 M2 Flexibility to reinvest to drive growth Progress on 2015 Agenda Items Focus Increase productivity and drive operational excellence Plan to optimize budget sheet Position for growth Adjusted EBITDA Margin is a Non-GAAP measures. See appendix for additional information on non-GAAP measures. $5 M of the debt repurchase settled in April Q1 2015 Recap

2015 Agenda: Q1 Progress Focus Began to operate in Business Unit Structure New leadership for growth business and for cash flow businesses Increase Productivity and Drive Operational Excellence Cost reductions led to 2.9% sequential increases in Adj. EBITDA Margin1 Plan to Optimize Balance Sheet Opportunistic reduction of debt outstanding Continued execution will allow us to consider reducing debt further Position for Growth Multiple new product launches (Managed Security, Cloud Exchange, IPSec VPN) Enhanced sales training and new sales leadership Adjusted EBITDA Margin is a Non-GAAP measures. See appendix for additional information on non-GAAP measures.

Note: Revenue component amounts sourced from billing data. Q1 2015 Revenue $ in Millions Q1 2014 Q4 2014 Q1 2015 Q1 ’15 vs. Q1 ‘14 Notes Total Company $297 $285 $282 -5% Sequential decline of 1% compared to sequential decline of 4% in the prior quarter Business Services $234 $226 $226 -3% Shifting focus away from low-margin revenue streams Wholesale (Carrier/Transport) $36 $37 $33 -10% Includes $0.8 M unfavorable settlement Demand for Transport Services still strong Retail $198 $189 $193 -2% Successful targeted pricing actions Managed Network & Cloud Services $47 $51 $52 11% Rationalizing products Continue to see strong demand for managed network service products CLEC $151 $138 $141 -6% Favorable settlement added $2.9 M in revenue Working to increase margins Consumer Services $63 $59 $56 -11% Churn is up seasonally from record low in Q4 ’15 Maintaining consistent trajectory

Q1 2015 Operating & Financial Results

$ Millions		Q1 '14		Q4 '14		Q1 '15		Var to Q4 '14
Total Revenue	**$**	**297.3**	**$**	**284.5**	**$**	**282.4**	**$**	**(2.1)**
Business Revenue		234.0		225.7		226.3		0.6
Consumer Revenue		63.3		58.8		56.1		(2.7)
Cost of Revenue		145.9		131.7		129.5		(2.2)
Total Gross Margin	**$**	**151.4**	**$**	**152.8**	**$**	**153.0**	**$**	**0.2**
Gross Margin %		*50.9%*		*53.7%*		*54.2%*		*0.5%*
Business Gross Margin		110.7		114.7		116.8		2.1
Business Gross Margin %		*47.3%*		*50.8%*		*51.6%*		*0.8%*
Consumer Gross Margin		40.7		38.1		36.1		(2.0)
Consumer Gross Margin %		*64.3%*		*64.7%*		*64.4%*		*-0.3%*
Selling, G&A Expenses		106.5		102.0		95.3		(6.7)
Adjusted EBITDA[1]	**$**	**49.9**	**$**	**53.2**	**$**	**61.1**	**$**	**7.9**
Income/(Loss) from Operations	**$**	**(12.2)**	**$**	**(8.9)**	**$**	**5.1**	**$**	**14.0**
Inc./(Loss) from Ops. ex. Restructuring[1]	**$**	**(7.2)**	**$**	**0.1**	**$**	**10.5**	**$**	**10.4**
Net Income/(Loss)	**$**	**(26.5)**	**$**	**(22.5)**	**$**	**(10.5)**	**$**	**12.0**
Shares Outstanding[2]		102		102		102		-
Earnings Per Share	$	(0.26)	$	(0.22)	$	(0.10)	$	0.12
Capital Expenditures		23.4		28.6		17.5		(11.1)
Unlevered Free Cash Flow[1]		26.5		24.6		43.6		19.0
Adjusted EBITDA Margin %[1]		*16.8%*		*18.7%*		*21.6%*		*2.9%*

Gross Margin

- More success in reducing recurring costs
- Working to remove fixed costs

Adjusted EBITDA

- Significant reduction in operating expenses due to restructuring
- SG&A down 11% year-over-year

Unlevered Free Cash Flow

- Capital expenditures seasonally lower in Q1
- Maintained focus on reducing capital expenses where possible

Driving substantial improvement in Income from Operations

(1) Adjusted EBITDA, Adjusted EBITDA Margin, Income/(Loss) from Operations ex. Restructuring and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures.

(2) Fully Diluted Weighted Average Shares

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Q1 2015 Cash Flow Adjusted EBITDA and Unlevered Free Cash Flow are a Non-GAAP measures. See appendix for additional information on non-GAAP measures Adj. EBITDA, Cap. Exp., and Unlevered Free Cash Flow(1) Produced $44 M in Unlevered Free Cash Flow during the quarter. Repurchased $26 M in Senior Notes, including $5 M that settled in April. Used Working Capital of $35 M on seasonal items including annual bonus payout. $50 $51 $59 $53 $61 $(23) $(26) $(25) $(29) $(18) $27 $25 $34 $25 $44 $(40) $- $40 $80 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Millions Adj. EBITDA Cap. Exp. Unlevered Free Cash Flow $ Millions Q1 '15 Beginning Cash & Cash Equivalents 134 $ Adjusted EBITDA (1) 61 Capital Expenditures (18) Integration & Restructuring (7) Senior Notes Repurchase (22) Dividends (6) Other/Changes in Net Working Capital (35) Ending Cash & Cash Equivalents 108 $

Q1 2015 Balance Sheet Highlights We reduced our debt in Q1 2015. Repurchased $26 M of 8.875% Senior Notes at average price of 102.6, including $5 M that settled in April. Reduced run rate interest expense by $2.3 M. Reduced gross leverage ratio from 2.9x in Q4 ’14 to 2.6x in Q1 ’15 Reduced leverage significantly from Q1 ‘14. Excludes capital leases Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q1 '14 Q1 '15 EarthLink Cash 109 $ 108 $ 8 7/8% Senior Notes due 2019 300 279 7 3/8% Senior Secured Notes due 2020 300 300 $135 M Credit Facility - Undrawn (L + 350) - - Total Debt (1) 600 579 Net Debt 491 $ 471 $ TTM Adjusted EBITDA (2) 188 $ 224 $ Total Debt/Adj. EBITDA (2) 3.2x 2.6x Net Debt/Adj. EBITDA (2) 2.6x 2.1x

2015 Full Year Guidance FY 2015 Original Guidance FY 2015 Revised Guidance $ Millions Low End High End Low End High End Revenue $1,045 $1,065 $1,060 $1,075 Adjusted EBITDA(1) $195 $210 $215 $225 Capital Expenditures $90 $100 $85 $95 Net Loss $(75) $(65) $(52) $(46) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

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EarthLink Customers Gov. Financial Services Retail Other Health-care

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, and gain (loss) from discontinued operations, net of tax. Unlevered Free Cash Flow is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock based compensation expense, impairment of goodwill and long-lived, restructuring, acquisition and integration-related costs, and gain (loss) from discontinued operations, net of tax, less cash used for purchases of property and equipment. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenue. Income (Loss) from Operations Before Restructuring is defined as income (loss) from operations before restructuring, acquisition and integration-related costs. Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted EBITDA Margin and Income (Loss) from Operations Before Restructuring are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business and determine bonuses. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted EBITDA Margin and Income (Loss) from Operations Before Restructuring are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted EBITDA Margin and Income (Loss) from Operations Before Restructuring should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. GAAP.

2015 Guidance Non GAAP Reconciliation Year Ending December 31, 2015 Net loss $(52) - $(46) Interest expense and other, net 55 - 56 Income tax benefit 1 Depreciation and amortization 189 - 190 Stock-based compensation expense 14 Restructuring, acquisition and integration-related costs 8 - 10 Adjusted EBITDA $215- $225 EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted EBITDA (in millions)

Historical Non GAAP Reconciliations

EARTHLINK HOLDINGS CORP.
Reconciliation of Net Loss to Adjusted EBITDA
(in thousands)

	Three Months Ended				
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Net loss	$ (26,470)	$ (21,838)	$ (1,952)	$ (22,492)	$ (10,483)
Interest expense and other, net	13,956	14,082	13,970	14,253	15,223
Income tax provision (benefit)	363	374	(4,329)	(1,152)	351
Depreciation and amortization	46,855	45,615	46,716	47,686	47,264
Stock-based compensation expense	4,943	2,335	2,930	2,392	3,415
Impairment of long-lived assets	5,334	5,437	589	2,974	-
Restructuring, acquisition and integration-related costs	4,977	4,908	1,108	9,095	5,372
(Gain) loss from discontinued operations, net of tax	(55)	(6)	-	442	-
Adjusted EBITDA	$ 49,903	$ 50,907	$ 59,032	$ 53,198	$ 61,142
Total Revenue	$ 297,320	$ 297,358	$ 297,745	$ 284,472	$ 282,447
Adjusted EBITDA Margin	17%	17%	20%	19%	22%

EARTHLINK HOLDINGS CORP.
Reconciliation of Income (Loss) from Operations to Income (Loss) from Operations Before Restructuring
(in thousands)

	Three Months Ended		
	March 31, 2014	December 31, 2014	March 31, 2015
Income (loss) from operations	$ (12,206)	$ (8,949)	$ 5,091
Restructuring, acquisition and integration-related costs	4,977	9,095	5,372
Income (Loss) from Operations Before Restructuring	$ (7,229)	$ 146	$ 10,463

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Additional Non GAAP Reconciliations

EARTHLINK HOLDINGS CORP.
Reconciliation of Net Loss to Unlevered Free Cash Flow
(in thousands)

	Three Months Ended				
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Net loss	$ (26,470)	$ (21,838)	$ (1,952)	$ (22,492)	$ (10,483)
Interest expense and other, net	13,956	14,082	13,970	14,253	15,223
Income tax provision (benefit)	363	374	(4,329)	(1,152)	351
Depreciation and amortization	46,855	45,615	46,716	47,686	47,264
Stock-based compensation expense	4,943	2,335	2,930	2,392	3,415
Impairment of long-lived assets	5,334	5,437	589	2,974	-
Restructuring, acquisition and integration-related costs	4,977	4,908	1,108	9,095	5,372
(Gain) loss from discontinued operations, net of tax	(55)	(6)	-	442	-
Purchases of property and equipment	(23,384)	(25,965)	(24,890)	(28,624)	(17,529)
Unlevered Free Cash Flow	$ 26,519	$ 24,942	$ 34,142	$ 24,574	$ 43,613

EARTHLINK HOLDINGS CORP
Reconciliation of Net Cash Provided by Operating Activities to Unlevered Free Cash Flow
(in thousands)

	Three Months Ended				
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Net cash provided by operating activities	$ 21,306	$ 17,969	$ 62,063	$ 38,657	$ 18,865
Income tax provision (benefit)	363	374	(4,329)	(1,152)	351
Non-cash income taxes	(210)	(242)	4,391	(4,530)	(185)
Interest expense and other, net	13,956	14,082	13,970	14,253	15,223
Amortization of debt discount, premium and issuance costs	(1,016)	(1,022)	(1,029)	(1,037)	(1,029)
Restructuring, acquisition and integration-related costs	4,977	4,908	1,108	9,095	5,372
Changes in operating assets and liabilities	10,437	14,732	(16,918)	(2,578)	23,741
Purchases of property and equipment	(23,384)	(25,965)	(24,890)	(28,624)	(17,529)
Other, net	90	106	(224)	490	(1,196)
Unlevered Free Cash Flow	$ 26,519	$ 24,942	$ 34,142	$ 24,574	$ 43,613
Net cash used in investing activities	(23,384)	(25,379)	(25,390)	(28,624)	(17,529)
Net cash used in financing activities	(6,045)	(2,651)	(5,513)	(5,512)	(27,416)

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Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation: (1) that we may not be able to execute our strategy to successfully transition to a leading managed network, security and cloud services provider, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) that failure to achieve operating efficiencies would adversely affect our results of operations and cash flows; (4) that we may have to undertake further restructuring plans that would require additional charges; (5) that is we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that we may be unable to successfully divest non-strategic products, which could adversely affect our results of operations(7) that we may be unable to successfully make or integrate acquisitions, which could adversely affect our results of operations; (8) that we face significant competition in the communications and managed services industry that could reduce our profitability; (9) that failure to retain existing customers could adversely affect our results of operations and cash flows; (10) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (11) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (12) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (13) that we may experience reductions in switched access and reciprocal compensation revenue; (14) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (15) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (16) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (17) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (18) our consumer business is dependent on the availability of third-party network service providers; (19) that we face significant competition in the Internet access industry that could reduce our profitability; (20) that the continued decline of our consumer access subscribers will adversely affect our results of operations; (21) that potential regulation of Internet service providers could adversely affect our operations; (22) that cyber security breaches could harm our business; (23) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (24) that interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (25) that our business depends on effective business support systems and processes; (26) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that we may not be able to protect our intellectual property; (29) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (30) that unfavorable general economic conditions could harm our business; (31) that government regulations could adversely affect our business or force us to change our business practices; (32) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (33) that we may be required to recognize impairment charges on our goodwill and other intangible assets, which would adversely affect our results of operations and financial position; (34) that we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (35) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our business and industry; (36) that we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (37) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (38) that we may reduce, or cease payment of, quarterly cash dividends; (39) that our stock price may be volatile; (40) that provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (41) that our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2014.

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